Events after the reporting date	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date	Events after the reporting date
•Innate Pharma plans to prioritize its investment on what it believes are its highest-value clinical assets, IPH4502, lacutamab, and monalizumab partnered with AstraZeneca; its preclinical research and development (R&D) efforts will focus on advancing the next Antibody Drug Conjugates (ADCs) toward development, leveraging its pipeline of innovative targets. In line with such strategic focus and its objectives, the Company intends to streamline its organization. Staffing levels are expected to decrease overall by about 30% total, including through attrition. The planned layoffs will be implemented through a redundancy plan that is subject to consultation with the Workers’ Council and endorsement by the French authorities (Dreets). The implementation of the change is expected to be completed during the first half of 2026.
•Eric Vivier has decided to return to academic research full-time, and he will continue to support the Company’s innovation as an advisor to the R&D Committee of the Board of Directors. As Chief Operating Officer (COO), Yannis Morel will continue to be responsible for preclinical research and development, and will assume Chief Scientific Officer (CSO) responsibilities.